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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):     DECEMBER  16,  1997
                                                 ------------------------

                                PENDA CORPORATION
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                  (State or other jurisdiction of incorporation



      33-77728                               65-0463658
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(Commission File Number)        (IRS Employer Identification No.)

                        2344 WEST WISCONSIN STREET
                           PORTAGE, WISCONSIN                     53901-0449
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               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code          (608) 742-5301
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         (Former name or former address, if changed since last report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          The accounting firm of Coopers & Lybrand LLP ("Coopers & Lybrand") represented Penda Corporation (the "Company") as its independent accountants during calendar years 1995 and 1996 and the interim periods in 1997, and was dismissed by the [Audit Committee of the] Company's Board of Directors on December 16, 1997. During the Company's two most recent calendar years and all subsequent interim periods, there were no (i) disagreements between the Company and Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, or (ii) reportable events as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K. Coopers & Lybrand's reports on the financial statements of the Company for the two most recent calendar years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The Company's Audit Committee of the Board of Directors appointed Ernst & Young LLP ("Ernst & Young") on December 16, 1997 as the Company's independent accountants for calendar year 1997. During the Company's two most recent years and all subsequent periods, Ernst & Young was not consulted regarding any matters set forth in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) & (b)         None.

          (c)      Exhibits

                   16      Acknowledgment Letter from Coopers & Lybrand LLP
                   regarding its dismissal as the Company's independent public accountants.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PENDA CORPORATION



Dated:  December  16, 1997                  By: /s/ Jack L. Thompson
                                                --------------------------------
                                                Jack L. Thompson, President and
                                                Chief Executive Officer
                                                (Principal Executive Officer)





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PENDA CORPORATION



Dated:  December  16, 1997                By:  /s/  Jack L. Thompson
                                             -----------------------------------
                                             Jack L. Thompson, President and
                                             Chief Executive Officer
                                             (Principal Executive Officer)